Exhibit 99.1

55 Technology Way

West Greenwich, Rhode Island 02817 USA

Telephone: 401 392-1000

Fax: 401 392-1234

Website: WWW.GTECH.COM

For Immediate Release	Contact: Robert K. Vincent
December 16, 2005	Public Affairs
GTECH Corporation
401-392-7452

GTECH ANNOUNCES STRONG THIRD QUARTER RESULTS

WEST GREENWICH, RI – (December 16, 2005) – GTECH Holdings Corporation (NYSE: GTK) today announced third quarter earnings for fiscal year 2006, which ended November 26, 2005.

“We are pleased with GTECH’s performance in the third quarter and we remain on track to meet our financial objectives for the full fiscal year,” said GTECH President and CEO W. Bruce Turner. “Our financial results were at the high end of our targeted expectations. We won several key new contracts, new game content is driving new revenues, and we continue to make progress in our Gaming Solutions strategy.”

“We believe the contributions from new contracts won over the past 12 to 18 months, combined with the impact of our acquisitions, will help drive our continued success, and we remain excited about the long-term growth prospects of the business,” said GTECH Senior Vice President and CFO Jaymin B. Patel.

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Operating Results

Revenues for the third quarter of fiscal 2006 were $300.1 million, down 4.9% from revenues of $315.6 million in the third quarter of fiscal 2005. Net income was $47.8 million, or $0.37 per diluted share, compared to net income of $45.9 million, or $0.35 per diluted share for the same period last year.

Revenues for the first nine months of fiscal 2006 were $936.5 million, up 1.9% over revenues of $919.4 million in the first nine months of fiscal 2005. Net income was $151.6 million, or $1.17 per diluted share, compared to net income of $152.6 million, or $1.16 per diluted share for the same period last year. Net income in the first nine months of the prior year includes a one-time, after-tax gain of $7.0 million, or approximately $0.05 per diluted share, associated with the sale of the Company’s 50% interest in Gaming Entertainment (Delaware) L.L.C.

Prior year earnings and dividends per share reflect the 2-for-1 common stock split declared in June 2004.

Cash Flow and Investments

During the first nine months of fiscal 2006, the Company generated $308.5 million of cash from operations. This cash was principally used to fund $92.4 million of systems, equipment, and other assets relating to contracts; to repurchase $32.1 million, or 1,326,100 shares of the Company’s common stock; and to pay cash dividends of $30.9 million. At November 26, 2005, the Company had $167.6 million of cash and cash equivalents and $261.3 million of short-term investment securities on hand.

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At the end of the third quarter of fiscal 2006, the Company had $493 million available under its senior revolving credit facility.

Financial Outlook

The Company provided guidance for the fourth quarter and full year of fiscal 2006.

For the fourth quarter of fiscal 2006, the Company expects service revenue growth in the range of 5% to 7% and product sales in the range of $85 million to $95 million. The Company expects service margins in the range of 39% to 41% and product sale margins in the range of 41% to 43%. Accordingly, the Company expects diluted earnings per share to be in the range of $0.45 to $0.48 per share for the quarter.

For the fiscal year ending February 25, 2006, the Company expects service revenue growth in the range of 9% to 10% and product sales in the range of $190 million to $200 million.

The Company expects service margins to be in the range of 40% to 41%, and product sale margins to be in the range of 40% to 42%.

Based upon this outlook, the Company now expects earnings per share for fiscal 2006 to be in the range of $1.63 to $1.66 on a fully-diluted basis.

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Third Quarter Highlights

In the third quarter, GTECH continued to execute against its growth strategy. The Company defended its core lottery business by receiving contract awards from customers in New Jersey and Arizona, following competitive procurements. In California, GTECH received an order for a variety of lottery products including additional Altura® terminals, Instant Ticket Vending Machines (ITVMs), and other self-service lottery solutions.

Additionally, the Company signed a five-year contract extension with Supreme Ventures Limited to continue providing online lottery products and services in Jamaica through January 11, 2016.

Also in the quarter, GTECH introduced its “Dynamic Floor Management” system at the Global Gaming Expo (G2E) in Las Vegas, Nevada. The system will give casino operators the flexibility to select the game, denomination, and mode of play for a single machine or a group of machines, thus allowing casinos to better serve their customers’ needs based on the time of day or the type of players they are expecting.

Moreover, the Company recently entered into an agreement with a leading gaming company, Aristocrat Technologies, to distribute some of its most popular products in Rhode Island. In the quarter, GTECH installed approximately 280 Aristocrat machines at Lincoln Park in Rhode Island, which are performing at more than 115% efficiency. This Aristocrat-supported installation augments product placements from Spielo and Atronic International (existing GTECH subsidiary and partner, respectively), under GTECH’s 20-year master contract with the State of Rhode Island.

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The Company also announced a partnership with Dresser Wayne for GTECH’s Lottery Inside solution. This will integrate lottery ticket sales with Dresser Wayne’s Nucleus®, the leading petroleum retail point-of sale platform.

Lotteries in New York, California, and Georgia launched GTECH’s “KING KONG”-themed games. The New York Lottery introduced its “KING KONG” Millions online game in early November. By the time the game concluded on December 5, sales had exceeded $20 million. The California and Georgia lotteries joined New York by offering “KING KONG” themed instant-ticket offerings with multiple price points.

The Company further strengthened its senior management team by appointing Atul Bali Vice President of Corporate Development and Strategic Planning, reporting directly to Mr. Patel.

In addition, GTECH was named Corporation of the Year by the Florida Department of Management Services, Office of Supplier Diversity, for its subcontracting of minority- and women-owned businesses in support of the Florida Lottery’s operations.

Certain statements contained in this press release are forward looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. The Company identifies forward looking statements by words such as “may,” “will,” “should,” “could,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “continue,” or similar words that refer to the future. Such statements include, without limitation, statements relating to the prospects and financial outlook for the Company, which reflect management assumptions regarding: (i) the future prospects for and stability of the lottery industry and other businesses in which the Company is engaged or expects to be engaged, (ii) the future operating and financial performance of the Company (including, without limitation, expected future growth in revenues, profit margins and earnings per share), and (iii) the ability of the Company to retain existing business and to obtain and retain new business. Such forward looking statements reflect management’s assessment based on information currently available, but are not guarantees and are subject to risks and uncertainties that could cause actual results to differ materially from those contemplated in the forward looking statements.

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These risks and uncertainties include, but are not limited to, those set forth above, in the Company’s subsequent press releases and on reports by the Company on Forms 10-K, 10-Q and 8-K, and other reports and filings with the Securities and Exchange Commission, as well as risks and uncertainties respecting: (i) the potential impact of extensive and evolving government regulations upon the Company's business; (ii) the ability of the Company to continue to retain and extend its existing contracts and win new contracts; (iii) the possibility of slower than expected growth or declines in sales of lottery and gaming goods and services by the Company or the Company's customers; (iv) exposure to foreign currency fluctuations; (v) risks and uncertainties inherent in doing business in foreign jurisdictions; (vi) the relatively large percentage of the Company's revenues attributable to a relatively small number of the Company's customers; (vii) the possibility of significant fluctuation of quarterly operating results; (viii) the intensity of competition in the lottery and gaming industries; (ix) the possibility of substantial penalties under and/or termination of the Company's contracts; (x) the ability of the Company to respond to technological change and to satisfy the future technological demands of its customers; (xi) opposition to expansion of lottery and gaming; (xii) the Company's ability to attract and retain key employees; and (xiii) the possibility of adverse determinations in pending legal proceedings.

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GTECH is a leading gaming technology and services company. With more than $1.25 billion in annual revenues and 5,300 people in over 50 countries, GTECH provides integrated technology, creative content, and business services to effectively manage and grow today’s evolving gaming markets. In targeted emerging economies, GTECH also leverages its operational presence and infrastructure to supply commercial transaction processing services. For more information about the Company, please visit GTECH’s website at http://www.gtech.com.

* “KING KONG” is copyrighted by Universal Studios and licensed to GTECH Corporation by Universal Studios Licensing LLLP. All Rights Reserved.

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Consolidated financial statements to follow:

GTECH HOLDINGS CORPORATION AND SUBSIDIARIES

CONSOLIDATED INCOME STATEMENTS

	(Unaudited)
	Three Months Ended
	November 26,	November 27,
	2005	2004
	(Dollars in thousands,
	except per share amounts)
Revenues:
Services	$ 270,889	$ 251,945
Sales of products	29,249	63,702
	300,138	315,647
Costs and expenses:
Costs of services	164,984	155,962
Costs of sales	17,330	44,187
	182,314	200,149

Gross profit	117,824	115,498

Selling, general and administrative	33,751	29,740
Research and development	11,446	13,007
Operating expenses	45,197	42,747

Operating income	72,627	72,751

Other income (expense):
Interest income	2,836	642
Equity in earnings of unconsolidated affiliates	817	810
Other expense	(1,018)	(2,070)
Interest expense	(7,892)	(3,688)
	(5,257)	(4,306)

Income before income taxes	67,370	68,445
Income taxes	19,537	22,590

Net income	$ 47,833	$ 45,855
Basic earnings per share	$ 0.38	$ 0.40
Diluted earnings per share	$ 0.37	$ 0.35
Weighted average shares outstanding - basic	125,333	115,708
Weighted average shares outstanding - diluted	130,875	131,435
Cash dividends declared per common share	$ 0.085	$ 0.085

GTECH HOLDINGS CORPORATION AND SUBSIDIARIES

CONSOLIDATED INCOME STATEMENTS

	(Unaudited)
	Nine Months Ended
	November 26,	November 27,
	2005	2004
	(Dollars in thousands,
	except per share amounts)
Revenues:
Services	$ 828,594	$ 753,385
Sales of products	107,885	165,982
	936,479	919,367
Costs and expenses:
Costs of services	495,525	451,736
Costs of sales	63,678	103,978
	559,203	555,714

Gross profit	377,276	363,653

Selling, general and administrative	95,608	87,264
Research and development	35,627	38,741
Operating expenses	131,235	126,005

Operating income	246,041	237,648

Other income (expense):
Interest income	6,986	2,958
Equity in earnings of unconsolidated affiliates	3,135	2,409
Other income (expense)	(3,450)	6,531
Interest expense	(23,162)	(11,743)
	(16,491)	155

Income before income taxes	229,550	237,803

Income taxes	77,921	85,252

Net income	$ 151,629	$ 152,551

Basic earnings per share	$ 1.26	$ 1.30

Diluted earnings per share	$ 1.17	$ 1.16

Weighted average shares outstanding - basic	120,277	117,133

Weighted average shares outstanding - diluted	130,257	133,050

Cash dividends declared per common share	$ 0.255	$ 0.255

GTECH HOLDINGS CORPORATION AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
	(Unaudited)
	November 26,	February 26,
	2005	2005
ASSETS	(Dollars in thousands)
CURRENT ASSETS:
Cash and cash equivalents	$ 167,587	$ 94,446
Investment securities available-for-sale	261,275	196,825
Trade accounts receivable, net	159,324	168,706
Sales-type lease receivables	3,138	3,461
Refundable performance deposit	8,000	8,000
Inventories	86,958	61,135
Deferred income taxes	24,416	31,435
Other current assets	32,902	26,646
TOTAL CURRENT ASSETS	743,600	590,654

SYSTEMS, EQUIPMENT AND OTHER ASSETS RELATING TO CONTRACTS, net	685,832	720,438
GOODWILL, net	345,809	331,022
PROPERTY, PLANT AND EQUIPMENT, net	94,454	74,558
INTANGIBLE ASSETS, net	68,645	70,839
REFUNDABLE PERFORMANCE DEPOSIT	12,000	12,000
SALES-TYPE LEASE RECEIVABLES	2,722	4,756
OTHER ASSETS	41,870	50,874
TOTAL ASSETS	$ 1,994,932	$ 1,855,141

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
Accounts payable	$ 58,802	$ 99,234
Accrued expenses	56,516	54,227
Employee compensation	33,383	21,862
Advance payments from customers	55,493	42,865
Deferred revenue and advance billings	40,377	29,705
Income taxes payable	45,966	16,499
Taxes other than income taxes	17,867	16,572
Short term borrowings	-	334
Current portion of long-term debt	2,518	2,476
TOTAL CURRENT LIABILITIES	310,922	283,774

LONG-TERM DEBT, less current portion	561,850	726,329
OTHER LIABILITIES	99,946	83,260
DEFERRED INCOME TAXES	92,034	106,010
COMMITMENTS AND CONTINGENCIES	-	-
SHAREHOLDERS' EQUITY:
Preferred Stock, par value $.01 per share - 20,000,000 shares authorized, none issued Common Stock, par value $.01 per share - 200,000,000 shares authorized, 126,366,782 and 116,551,144 shares issued; 126,366,782 and 115,006,751 shares outstanding at November 26, 2005 and February 26, 2005, respectively	1,264	1,166
Additional paid-in capital	427,528	278,204
Accumulated other comprehensive loss	(44,950)	(43,227)
Retained earnings	546,338	455,537
	930,180	691,680
Less cost of 1,544,393 shares in treasury at February 26, 2005	-	(35,912)
	930,180	655,768
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$ 1,994,932	$ 1,855,141

GTECH HOLDINGS CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
	(Unaudited)
	Nine Months Ended
	November 26,	November 27,
	2005	2004
	(Dollars in thousands)
OPERATING ACTIVITIES
Net income	$ 151,629	$ 152,551
Adjustments to reconcile net income to net cash provided by
operating activities:
Depreciation	125,081	105,645
Intangibles amortization	7,945	9,127
Deferred income taxes	4,407	28,213
Tax benefit related to stock award plans	7,110	10,889
Minority interest	2,287	2,178
Equity in earnings of unconsolidated affiliates, net of dividends received	(612)	1,071
Gain on sale of investments	(751)	(10,924)
Other	16,718	12,695
Changes in operating assets and liabilities:
Trade accounts receivable	2,532	(27,832)
Inventories	(25,884)	4,207
Accounts payable	(35,873)	(8,695)
Employee compensation	10,083	(10,433)
Advance payments from customers	12,628	(13,762)
Deferred revenue and advance billings	10,672	15,158
Income taxes payable	29,456	14,232
Other assets and liabilities	(8,906)	(5,844)
NET CASH PROVIDED BY OPERATING ACTIVITIES	308,522	278,476

INVESTING ACTIVITIES
Acquisitions (net of cash acquired)	(21,869)	(200,764)
Purchases of systems, equipment and other assets relating to contracts	(92,382)	(189,374)
Purchases of available-for-sale investment securities	(147,275)	(50,150)
Maturities and sales of available-for-sale investment securities	82,825	272,000
Purchases of property, plant and equipment	(6,712)	(9,134)
License fee	(1,750)	-
Investments in and advances to unconsolidated subsidiaries	(1,488)	(2,503)
(Increase) decrease in restricted cash	5,080	(5,138)
Proceeds from sale of investment	3,000	11,773
NET CASH USED FOR INVESTING ACTIVITIES	(180,571)	(173,290)

FINANCING ACTIVITIES
Net proceeds from issuance of long-term debt	-	343,254
Principal payments on long-term debt	(2,259)	(142,657)
Purchases of treasury stock	(32,051)	(100,536)
Dividends paid	(30,921)	(29,988)
Premiums and fees paid in connection with the early retirement of debt	-	(10,610)
Proceeds from stock options	9,406	11,810
Other	594	2,339
NET CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES	(55,231)	73,612
Effect of exchange rate changes on cash	421	1,464
INCREASE IN CASH AND CASH EQUIVALENTS	73,141	180,262

Cash and cash equivalents at beginning of period	94,446	129,339

CASH AND CASH EQUIVALENTS AT END OF PERIOD	$ 167,587	$ 309,601